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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 9, 1998

                                MERCK & CO., Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

        1-3305                                     22-1109110
  (Commission File Number)              (I.R.S Employer Identification No.)

  One Merck Drive, PO Box 100, Whitehouse Station, NJ        08889-0100
   (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code  (908)423-1000
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Item 5.  Other Events

Incorporated by reference is a press release issued by the Registrant on December 9, 1998, attached as Exhibit 99.





Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 99                Press release issued                     Filed with
                               December 9, 1998 regarding               this document
                               business briefing to analysts



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       MERCK & CO., Inc.




Date:  December 9, 1998                By: /s/ Dolores O. Rosinski
                                           ------------------------------------
                                           DOLORES O. ROSINSKI
                                           Senior Assistant Secretary
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                                  EXHIBIT INDEX



Exhibit
Number                     Description


 99                        Press release issued December 9, 1998
                           regarding business briefing to analysts